UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2020 (June 4, 2020 )

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	HIL	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 4, 2020, Hill International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the proposals voted upon at the Annual Meeting and the final voting results.

As of the close of business on April 15, 2020, the record date for the Annual Meeting, 56,244,878 shares of the Company’s common stock, par value $0.0001 per share, were outstanding and entitled to vote. 49,537,133 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing 88.07% percent of the shares entitled to be voted. For Proposal 1, nominees receiving a majority of votes cast “for” their election will be elected as a director; the votes cast “for” a nominee must exceed the votes cast "withheld" for such nominee. For Proposals 2 and 3, the votes cast “for” such proposal must exceed the votes cast “against” such proposal in order for the proposal to pass.

Proposal 1 - Election of Directors. The Company’s stockholders elected Paul J. Evans and James B. Renacci to serve on the Board of Directors until the Company’s Annual Meeting of Stockholders in 2023, and until their successors have been duly elected or appointed, as set forth below.

Director	For	Withhold	Broker Non-Votes
Paul J. Evans	36,677,255	3,948,141	8,911,737
James B. Renacci	40,305,795	319,601	8,911,737

Proposal 2 - Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved, on an advisory basis, the compensation paid to named executive officers.

For	Against	Abstain	Broker Non-Votes
32,396,985	8,219,831	8,580	8,911,737

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders approved the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2020.

For	Against	Abstain	Broker Non-Votes
49,275,722	237,823	23,588	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William H. Dengler, Jr.
	Name:	William H. Dengler, Jr.
Dated: June 10, 2020	Title:	Executive Vice President and Chief Administrative Officer